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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 8, 2000
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                            Turnstone Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-28843              77-0473640
 (State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)             File Number)        Identification No.)



 2220 Central Expressway, Santa Clara,  California           95050
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     (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code    (408) 907-1400
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.     Acquisition or Disposition of Assets.


       On July 19, 2000, Turnstone Systems, Inc. (the "Registrant") entered into a share purchase agreement ("Purchase Agreement") with all of the shareholders of Paragon Solutions Limited, a New Zealand engineering company that specializes in designing telecommunications products ("Paragon") and Graham Parkins, as representative of the Paragon shareholders, pursuant to which Registrant agreed to acquire all of the outstanding ordinary shares of Paragon for up to a maximum of US$10 million in cash.

       On August 8, 2000, the Registrant completed its acquisition of Paragon through a wholly-owned subsidiary, Turnstone New Zealand Holdings. The closing of the acquisition involved the initial payment of US$5 million to the shareholders of Paragon in exchange for all of the outstanding ordinary shares of Paragon. Pursuant to the Purchase Agreement, the Registrant has agreed to pay the Paragon shareholders up to an additional US$5 million on the first anniversary of the closing date if certain conditions in the Purchase Agreement are met. The source of funds for the acquisition is working capital of the Registrant.

       A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the deed relating to the accession under the Purchase Agreement of Turnstone New Zealand Holdings as the nominated transferee of all of the outstanding ordinary shares of Paragon is attached hereto as Exhibit 2.2 and is incorporated herein by reference. The summary contained in this item 2 is qualified by reference to such exhibits.

Item 7.     Financial Statements, Pro Forma Financial Statements and
            Exhibits.

(a) and (b). No financial statements are filed herewith. The Registrant shall file the requisite financial statements by amendment hereto no later than 60 days after the date that this Current Report on Form 8-K must be filed.

(c).            Exhibit No.        Description
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
                2.1                Agreement relating to sale and purchase of
                                   all the shares in Paragon Solutions Limited,
                                   dated July 19, 2000, among the Registrant,
                                   each vendor listed in Schedule 1 thereto and
                                   Graham Parkins, as the vendors'
                                   representative. Except for Schedule 2,
                                   annexes and schedules to this Exhibit have
                                   not been filed; upon request, the Registrant
                                   will furnish supplementally to the Commission
                                   a copy of any omitted annex or schedule.

                2.2 Deed relating to accession under an agreement for sale and purchase, dated August 8, 2000, between the Registrant and Turnstone New
                                   Zealand Holdings, a wholly-owned subsidiary of Registrant, as nominated transferee.

                99.1               Press release of Registrant, dated August 10,
                                   2000, announcing the closing of the
                                   acquisition of Paragon Solutions Limited.
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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Turnstone Systems, Inc.
                                   ---------------------------------------------
                                   (Registrant)



Date:   August 11, 2000            By:  /s/ Richard N. Tinsley
                                   ---------------------------------------------
                                                   (Signature)
                                   Richard N. Tinsley
                                   President and Chief Executive Officer



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                                  EXHIBIT INDEX



                EXHIBIT NO.        DESCRIPTION
                -----------        -----------
                2.1                Agreement relating to sale and purchase of
                                   all the shares in Paragon Solutions Limited,
                                   dated July 19, 2000, among the Registrant,
                                   each vendor listed in Schedule 1 thereto and
                                   Graham Parkins, as the vendors'
                                   representative. Except for Schedule 2,
                                   annexes and schedules to this Exhibit have
                                   not been filed; upon request, the Registrant
                                   will furnish supplementally to the Commission
                                   a copy of any omitted annex or schedule.

                2.2 Deed relating to accession under an agreement for sale and purchase, dated August 8, 2000, between the Registrant and Turnstone New
                                   Zealand Holdings, a wholly-owned subsidiary of Registrant, as nominated transferee.

                99.1               Press release of Registrant, dated August 10,
                                   2000, announcing the closing of the
                                   acquisition of Paragon Solutions Limited.



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